Income Taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
CNH Industrial N.V. and its subsidiaries have substantial worldwide operations and incur tax obligations in the jurisdictions in which they operate. The Company’s provision (benefit) for income taxes as reported in its consolidated statements of operations for the year ended December 31, 2021 of $342 million consists almost entirely of income taxes related to subsidiaries of CNH Industrial N.V.
The sources of income before taxes and equity in income of unconsolidated subsidiaries and affiliates for the years ended December 31, 2021, 2020, and 2019 are as follows:

	2021	2020	2019
	(in millions)
Parent country source	$169	$(131)	$(3)
Foreign sources	1,811	(374)	1,173
Income (loss) before taxes and equity in income of unconsolidated subsidiaries and affiliates	$1,980	$(505)	$1,170

The provision for income taxes for the years ended December 31, 2021, 2020 and 2019 consisted of the following:

	2021	2020	2019
	(in millions)

Current income taxes	$593	$235	$203
Deferred income taxes	(251)	(285)	(474)
Total income tax provision (benefit)	$342	$(50)	$(271)
CNH Industrial N.V. is incorporated in the Netherlands but is a tax resident of the United Kingdom ("U.K."). The reconciliation of the differences between the provision for income taxes and the statutory rate is presented based on the weighted average of the U.K. statutory corporation tax rates in force over each of the Company’s calendar year reporting periods of 19% in 2019, 2020, and 2021. Reconciliations of CNH Industrial’s income tax expense for the years ended December 31, 2021, 2020 and 2019 are as follows:

	2021	2020	2019
	(in millions)
Tax provision at the parent statutory rate	$376	$(96)	$222
Foreign income taxed at different rates	125	(6)	79
Change in valuation allowance	(170)	(9)	(502)
Italian IRAP taxes	15	12	14
Tax contingencies	8	5	7
Tax credits and incentives	(86)	(36)	(88)
Goodwill impairment	—	111	—
Nikola fair value remeasurement effect	24	(24)	—
Change in tax rate or law	(10)	(14)	(5)
Withholding taxes	15	—	2
Other	45	7	—
Total income tax provision (benefit)	$342	$(50)	$(271)

The increased tax expense in 2021, as compared to 2020, was largely attributable to substantially improved pre-tax results. During 2021, the Nikola fair value remeasurement loss negatively impacted the Company’s effective tax rate as did non-deductible expenses associated with the Demerger of the Iveco Group Business and the acquisition of Raven Industries, Inc. These increases to income tax expense were partly offset by the Company recognizing deferred tax assets associated with the agricultural and construction equipment operations in Brazil following the reorganization of the formerly fully-integrated businesses in the fourth quarter of 2021 in that jurisdiction in preparation for the spin-off of Iveco Group, resulting in a $161 million tax benefit, and generating pre-tax earnings in other jurisdictions which resulted in previously unrecognized deferred tax assets to be realized. The Company also generated additional tax credit and incentive benefits during 2021. Lastly, the Company’s 2021 tax rate improved due to the non-recurrence of the $585 million non-deductible goodwill impairment charge.
The reduced tax benefit in 2020, as compared to 2019, was largely attributable to lower pre-tax profits and the favorable tax effect associated with the Nikola fair value remeasurement, which were more than offset by the negative impacts of the $585 million non-deductible goodwill impairment charge, a substantial reduction to the net impact of changes in valuation allowances, primarily due to the non-recurrence of the $539 million discrete tax benefit related to recognizing certain Italian deferred tax assets described below and reduced benefits of tax credits and incentives.
At December 31, 2021, undistributed earnings in certain subsidiaries outside the U.K. totaled approximately $7 billion for which no deferred tax liability has been recorded because the remittance of earnings from those jurisdictions would incur no tax, or such earnings are indefinitely reinvested. The Company has determined the amount of unrecognized deferred tax liability relating to the $7 billion of undistributed earnings was approximately $219 million and was attributable to withholding taxes and incremental local country income taxes in certain jurisdictions. Further, the Company evaluated the undistributed earnings from joint ventures in which it owned 50% or less and recorded $11 million of deferred tax liabilities as of December 31, 2021. The repatriation of undistributed earnings to the U.K. is generally exempt from U.K. income taxes.
Deferred Income Tax Assets and Liabilities
The components of net deferred tax assets as of December 31, 2021 and 2020 are as follows:

	2021	2020
	(in millions)
Deferred tax assets:
Inventories	$—	$85
Warranty and campaigns	224	217
Allowance for credit losses	147	159
Marketing and sales incentive programs	308	272
Other risk and future charges reserve	236	256
Pension, postretirement and postemployment benefits	214	271
Leasing liabilities	109	117
Research and development costs	308	306
Other reserves	607	400
Tax credits and loss carry forwards	652	798
Less: Valuation allowances	(736)	(941)
Total deferred tax assets	$2,069	$1,940
Deferred tax liabilities:
Property, plant and equipment	$454	$423
Other	303	178
Total deferred tax liabilities	757	601
Net deferred tax assets	$1,312	$1,339
Net deferred tax assets are reflected in the accompanying consolidated balance sheets as of December 31, 2021 and 2020 as follows:

	2021	2020
	(in millions)
Deferred tax assets	$1,481	$1,451
Deferred tax liabilities	(139)	(112)
Other liabilities	(30)	—
Net deferred tax assets	$1,312	$1,339
Valuation Allowances
As of December 31, 2021, the Company has valuation allowances of $736 million against certain deferred tax assets, including tax loss carry forwards, tax credits and other deferred tax assets. These valuation allowances are primarily attributable to certain operations in China, Germany, Italy and the U.K.
CNH Industrial has gross tax loss carry forwards in several tax jurisdictions. These tax losses expire as follows: $89 million in 2022; $59 million in 2023; $35 million in 2024; $58 million in 2025; $329 million in 2026 and beyond. CNH Industrial also has tax loss carry forwards of approximately $2 billion with indefinite lives. CNH Industrial has tax credit carry forwards of $57 million which expire in 2026 and beyond.
Uncertain Tax Positions
The Company files income tax returns in multiple jurisdictions and is subject to examination by taxing authorities throughout the world. The Company has open tax years from 2009 to 2020. Due to the global nature of the Company’s business, transfer pricing disputes may arise, and the Company may seek correlative relief through competent authority processes.
A reconciliation of the gross amounts of tax contingencies at the beginning and end of the year is as follows:

	2021	2020
	(in millions)

Balance, beginning of year	$270	$255
Additions based on tax positions related to the current year	30	19
Additions for tax positions of prior years	11	39
Reductions for tax positions of prior years	(32)	(5)
Reductions for tax positions as a result of lapse of statute	(1)	(37)
Settlements	(38)	(1)
Balance, end of year	$240	$270

As of December 31, 2021, there are $200 million of unrecognized tax benefits that if recognized would affect the effective tax rate.
The Company recognizes interest and penalties accrued related to tax contingencies as part of the income tax provision. During the years ended December 31, 2021, 2020 and 2019, the Company recognized expense of approximately $1 million, $1 million and $6 million for income tax related interest and penalties, respectively. The Company had approximately $18 million, $27 million and $25 million of income tax related interest and penalties accrued at December 31, 2021, 2020 and 2019, respectively.